Exhibit 10.44

INTERACTIVE DATA CORPORATION

2000 LONG-TERM INCENTIVE PLAN

2007 AMENDMENT

Interactive Data Corporation (the “Company”) hereby amends the Interactive Data Corporation 2000 Long-Term Incentive Plan (the “Plan”) as set forth below.

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1. Adjustments. The first sentence of Paragraph (c) of Section 4 shall be amended by deleting the clause: “that the Committee shall determine” as indicated below:

“(c) Adjustments. In the event that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Sections 4(a) and 4(b), including shares reserved for ISOs, (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Awards in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award. (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award).”

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2. Further Amendments. Except as hereinabove specifically amended, all provisions of the Plan shall continue in full force and effect; provided, however, that the Company hereby reserves the power from time to time to further amend the Plan.

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IN WITNESS WHEREOF, the Company has caused this 2007 Amendment to be executed in its name and on its behalf this 15th day of February, 2007.

INTERACTIVE DATA CORPORATION

By:	/s/ Stuart J. Clark
Stuart J. Clark, Chief Executive Officer